CRITICARE SYSTEMS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                             CRITICARE SYSTEMS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                                TABLE OF CONTENTS



     I.     INTRODUCTION     1

     II.     DEFINITIONS     1

     III.     PARTICIPATION     4

     IV.     OPTIONS  TO  PURCHASE;  MAXIMUM  SHARES  AVAILABLE     5

     V.     PURCHASE  OF  STOCK  PURSUANT  TO  OPTIONS     6

     VI.     ADMINISTRATION  OF  PLAN     10

     VII.     ADJUSTMENT  UPON  CHANGES  IN  COMMON  STOCK     11

     VIII.     AMENDMENT;  TERMINATION  OF  PLAN     12

     IX.     MISCELLANEOUS     12

                             CRITICARE SYSTEMS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                                I.  INTRODUCTION


     The purpose of the Criticare Systems, Inc. Employee Stock Purchase Plan is to make available to eligible employees of Criticare Systems, Inc. (the "Company"), and certain related companies a means of purchasing shares of the Company's Common Stock through voluntary, regular payroll deductions. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, but is intended to qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan shall be administered, interpreted and construed so as to extend and limit participation in a manner consistent with Section 423 of the Code.

     Participation in the Plan is entirely voluntary, and the Company makes no recommendations to employees as to whether they should or should not participate in the Plan.

     The Plan has been adopted by the Board and is effective July 1, 1999, but no Options to purchase shares may be exercised or deemed exercised unless this Plan is approved by the Company's shareholders on or before December 31, 1999 in the manner required by section 423(b)(2) of the Code and Treasury Regulation section  1.423-2(c).

                                II.  DEFINITIONS

     2.1. DEFINITIONS. The following words and phrases shall have the following meanings:

     "Administrator" means the entity or person designated to act as Administrator of the Plan pursuant to Section 6.1.

     "Base Compensation" means gross compensation for the relevant pay period, including overtime pay, but excluding all bonuses, severance pay, extraordinary pay, expense allowances or reimbursements, moving expenses and income from the exercise of nonqualified stock options, the disposition of incentive stock options or from restricted stock or stock option awards. For these purposes, gross compensation includes any amount that would be included in taxable income but for the fact that it was contributed to a qualified plan pursuant to an elective deferral under Section 401(k) of the Code or contributed under a salary reduction agreement pursuant to Section 125 of the Code.

     "Board"  means  the  Board  of  Directors  of  the  Company.

     "Broker" means a duly licensed securities dealer, broker or agent designated to act as Broker of the Plan pursuant to Section 6.2.

     "Committee" means the Compensation Committee of the Board, which, to the extent required by Rule 16b-3, shall consist entirely of Non-Employee Directors (as defined in Rule 16b-3).

     "Company"  means  Criticare  Systems,  Inc

     "Common  Stock" means the Company's Common Stock, par value $.04 per share.

     "Code"  has  the  meaning  set  forth  in  Article  I.

     "Eligible Employee" means any employee of any Employer, excluding any employee (a) who has been employed by the Employer for less than six months, (b) whose customary employment with the employee's Employer is 20 hours or less per week, (c) whose customary employment with the employee's Employer is not for more than five months in any calendar year, or (d) who immediately after the grant of an option under this Plan to the employee would (in accordance with the provisions of Sections 423 and 424(d) of the Code) own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the "employer corporation" or of its "Parent Corporations" or "Subsidiary
Corporations,"  as  defined  in  Section  424  of  the  Code.

     "Employer" means, with respect to any Participant, the Company or Related Corporation of which the Participant is an Eligible Employee.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     "Fair Market Value" means, with respect to a share of Common Stock, the last sales price (or average of the quoted closing bid and asked prices if there is no closing sales price reported) of a share of Common Stock as reported by the Nasdaq National Market (or by the principal national stock exchange on which the Nasdaq Common Stock is then listed) on the date of valuation, if such date is a business day, or the immediately preceding business day, if such date is not a business day. In the absence of an established market for Common Stock, the Fair Market Value of a share of Common Stock shall be determined in good faith by the Board.

     "Indemnified  Person"  has  the  meaning  set  forth  in  Section  9.2.

     "Initial Option Period" means the Option Period commencing on the Plan Start Date and ending on December 31, 1999.

     "Option" means an option granted pursuant to this Plan at the beginning of each Option Period to acquire Common Stock.

     "Option  Exercise  Date"  means  the  last  day  of  each  Option  Period.

     "Option Period" means each calendar month during the period beginning on the Plan Start Date and ending on June 30, 2009, unless the Plan is terminated earlier; provided, however, the first Option Period under the Plan shall start on July 1, 1999 and terminate December 31, 1999.

     "Payroll Deduction Account" means, with respect to each Participant, the amounts credited to the Participant's account from the payroll deductions made by the Participant under this Plan, less any amounts withdrawn from such account (for payment of Common Stock, payment to the Participant, payment of withholding and other taxes or amounts or payment of other obligations or amounts).

     "Participant"  has  the  meaning  set  forth  in  Section  3.2.

     "Plan"  means  the  Criticare  Systems,  Inc. Employee Stock Purchase Plan.

     "Plan  Start  Date"  means  July  1,  1999.

     "Related Corporation" means any present or future corporation which (i) would be a "subsidiary corporation" or "parent corporation" of the Company or any other Related Corporation as such terms are defined in Section 424 of the Code, and (ii) is designated as a participating employer in this Plan by the Board.

     "Rule  16b-3"  means  Rule  16b-3  under  the  Exchange  Act.

     "Stock Account" means, with respect to each Participant, the number of whole shares of Common Stock credited under this Plan to the Participant's account. Dividends with respect to shares of Common Stock credited to a Participant's Stock Account shall be paid to the Participant and shall not be held in either the Participant's Stock Account or Payroll Deduction Account.

                               III.  PARTICIPATION

     3.1. ELIGIBLE EMPLOYEES. Subject to Article VIII, all Eligible Employees as of the beginning of each Option Period may participate in the Plan for such Option Period at their election.

     3.2. PARTICIPATION PROCEDURES. If an Eligible Employee does not otherwise have an election to become a Participant in effect, each Eligible Employee choosing to participate in the Plan (herein called a "Participant") during an Option Period shall enroll as a Participant in the Plan by filing with the Participant's Employer a completed enrollment form (authorized by the Administrator) prior to the beginning of any Option Period (including the Initial Option Period).

     3.3. EMPLOYEE CONTRIBUTIONS. Subject to other limitations provided in this Plan, a Participant may contribute under the Plan any portion of Participant's Base Compensation which is a whole dollar amount, with a minimum of 1% of Participant's Base Compensation and a maximum of 10% of the Participant's Base Compensation. Contributions may be made only through regular payroll deductions, net of any tax or other withholdings.

     An enrollment form and payroll deduction authorization will remain effective for each successive Option Period until terminated in writing by a Participant or until the Participant is no longer eligible to participate in the Plan. The payroll deduction authorization may be reduced or terminated at any time by the Participant's written request submitted to the Participant's Employer; provided, however, that a Participant may not recommence or increase payroll deductions until the beginning of the next Option Period, nor may a Participant make more than one revision of the Participant's payroll deduction authorization in any Option Period. Termination of deductions shall constitute withdrawal from the Plan as set forth in Section 3.5 and cancellation of any outstanding Options of the Participant. Reduction or termination of deductions will become effective as soon as practicable after a Participant's written request is received by the Participant's Employer.

     3.4. PARTICIPANT RESTRICTION. Notwithstanding any provisions of this Plan to the contrary, no Participant will be granted an Option under this

Plan which would permit the Participant's rights to purchase shares of stock pursuant to all employee stock purchase plans under section 423 of the Code sponsored by the Company and "parent corporations" and "subsidiary corporations" (within the meaning of Section 424 of the Code) to accrue at a rate which exceeds $25,000 of the Fair Market Value of such stock determined at the time each Option is "granted" (within the meaning of Code Section 423(b)(8)) for each calendar year during which any Option granted to such Participant is outstanding at any time, as provided in Sections 423 and 424(d) of the Code.

     3.5. WITHDRAWAL FROM PLAN. A Participant may withdraw from the Plan (thereby canceling all Options then in existence) at any time by giving written notice to the Participant's Employer and to the Administrator. The Administrator shall, as soon as practicable after receiving written notice of a Participant's withdrawal from the Plan, cause to be delivered to the Participant
(i) a certificate issued in the name of the Participant representing the number of full shares of Common Stock held in the Participant's Stock Account and (ii) a check representing any funds held to the credit of the Participant's Payroll Deduction Account. A Participant who has withdrawn from the Plan may thereafter reenter the Plan by following the procedure described under Section 3.2.

     3.6. TERMINATION OF PARTICIPANT'S EMPLOYMENT. Upon termination of a Participant's employment from the Employers for any reason, including death or disability, the Participant's Stock Account and Payroll Deduction Account in the Plan shall be closed, and all existing Options held by the Participant shall be canceled. The Administrator shall, as soon as practicable after termination of a Participant's employment, cause to be delivered to the Participant or the Participant's estate or the Participant's designated beneficiary as provided below, as applicable, (i) a certificate issued in the name of the Participant representing the number of full shares of Common Stock in the Participant's Stock Account, and (ii) a check representing any funds held to the credit of the Participant's Payroll Deduction Account. In the event of a Participant's death, the Participant's Common Stock and Payroll Deduction Account shall be delivered and paid to the estate of such Participant or to a beneficiary designated by the Participant in writing on a form approved by the Administrator.

            IV.  OPTIONS TO PURCHASE STOCK; MAXIMUM SHARES AVAILABLE

     4.1. MAXIMUM SHARES. The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in Common Stock under
Article VII, shall be 500,000 shares. If, on a given Option Exercise Date, the number of shares with respect to which Options are to be exercised exceeds the number of shares available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and it shall determine to be equitable, and the balance of the Payroll Deduction Account of each Participant shall be returned to the Participant as promptly as possible.

     4.2. OFFERINGS. Subject to Article VIII, the Company shall make consecutive offerings on the beginning of each Option Period to Participants to purchase Common Stock as long as shares authorized remain available for issuance. Each offering as of the beginning of each Option Period shall be the total number of shares authorized under Section 4.1, less the number of shares issued by purchases of Common Stock under Section 5.5 in prior Option Periods.

                    V.  PURCHASE OF STOCK PURSUANT TO OPTIONS

     5.1. PAYROLL DEDUCTION ACCOUNTS. Each Employer will deduct from its Participants' paychecks such amounts as have been authorized by the Participants and, promptly after the end of each month, remit to the Administrator all amounts so deducted during the month, together with a report showing each Participant and the amounts allocable to the Payroll Deduction Account of each Participant. The Administrator shall credit each Participant's Payroll Deduction Account with the amount of such deposits, and shall reduce the Participant's Payroll Deduction Account by the purchase price of all Common Stock purchased by the Participant under this Plan and by any other withdrawals from the Participant's Payroll Deduction Account. The Plan, through its Administrator, shall purchase for the Stock Accounts of the Participants shares of Common Stock with funds received under the Plan.

     5.2. STOCK ACCOUNTS. The Administrator will open and maintain a Stock Account in the name of each Participant to which will be credited all shares of Common Stock purchased for the Participant's benefit. All shares held under the Plan will be registered in the name of the Plan, the Administrator or the Administrator's nominee, and will remain so registered until the shares are delivered to the Participant. The Participant shall have the right to sell all or any part of the shares held in the Participant's Stock Account, pursuant to procedures established by the Administrator.

     5.3. GRANT OF OPTIONS AND PURCHASE. Subject to Article VIII, each person who is a Participant on the first day of an Option Period will as of the first day of such Option Period be deemed to have been granted an Option for such period. Such Option will be for the number of whole shares of Common Stock to be determined by dividing (a) the balance in the Participant's Payroll Deduction Account on the Option Exercise Date, by (b) the purchase price per share of Common Stock determined under Section 5.4 below; provided, however, that the quotient in this Section 5.3 shall be rounded down to a whole number. The number of shares of Common Stock receivable by each Participant upon exercise of an Option for an Option Period shall be reduced, on a substantially proportionate basis, in the event that the number of shares then available under the Plan is otherwise insufficient.

     5.4. PURCHASE PRICE. The purchase price of each share of Common Stock sold pursuant to the exercise of an Option shall be 0.85 multiplied by the Fair Market Value of the Common Stock on the first day or last day of the Option Period, whichever is lower.

     5.5. EXERCISE OF OPTIONS. Each person who is a Participant in the Plan on the Option Exercise Date will be deemed to have exercised on the Option Exercise Date the Option granted to the Participant for that Option Period. Upon such exercise, the balance of the Participant's Payroll Deduction Account shall be applied to the purchase of the number of whole shares of Common Stock determined under Section 5.3, and the amount of shares of Common Stock purchased shall be credited to the Participant's Stock Account. In the event that the balance of the Participant's Payroll Deduction Account following an Option Period is in excess of the total purchase price of the shares of Common Stock so sold, the balance of the Payroll Deduction Account shall be returned to the Participant; provided, however, that if the balance in the Payroll Deduction Account consists solely of an amount equal to the value of a fractional share it will be retained in the Payroll Deduction Account and carried over to the next Option Period. No fractional shares shall be issued hereunder.

     Notwithstanding anything herein to the contrary, the Company's obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval required of any governmental authority in connection with the authorization, issuance, sale or transfer of such shares, to any requirements of Nasdaq or any national securities exchange applicable thereto, and to compliance by the Company with other applicable legal requirements in effect from time to time, including without limitation any applicable tax withholding requirements.

     5.6. NO ASSIGNMENT OF PARTICIPANT'S INTEREST IN PLAN. A Participant may not assign, sell, transfer, pledge, hypothecate or alienate any Options or other interests (including Participant's Payroll Deduction Account) in or rights under the Plan. Options under the Plan are exercisable by a Participant during the Participant's lifetime only by the Participant. All employees shall have the same rights and privileges under the Plan. Participants shall have no interest or voting rights in shares of Common Stock covered by his or her Option until such Option has been exercised.

     5.7. VESTING. Each Participant will immediately acquire full ownership of all shares of Common Stock at the time such shares are credited to the Participant's Stock Account.

     5.8. DELIVERY OF STOCK. A Participant may instruct the Administrator, in writing, at any time to deliver to the Participant a certificate, issued in the name of the Participant, representing any or all of the full shares of Common Stock held in the Participant's Stock Account. As soon as practicable after receiving such instructions, the Administrator shall cause the certificate to be mailed to the Participant. Such instruction to the Administrator, requesting delivery of a certificate, will not affect the Participant's status under the Plan unless the Participant also terminates the payroll deduction authorization.

     5.9. DIVIDENDS, SPLITS AND DISTRIBUTIONS. Any stock dividends or stock splits in respect of shares held in the Participant's Stock Account will be credited to the Participant's account without charge. Any distributions to holders of Common Stock or other securities or rights to subscribe for additional shares of Common Stock will be sold and the proceeds will be handled in the same manner as a cash dividend, unless the Participant instructs the Administrator to the contrary.

     5.10. VOTING RIGHTS. The Administrator will deliver to each Participant as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements and other material distributed by the Company to its stockholders. The full shares of Common Stock in each Participant's Stock
Account will be voted in accordance with the Participant's signed proxy instructions duly delivered to the Administrator or pursuant to any other method of voting available to holders of Common Stock. There will be no charge to the Participant for the Administrator's retention or delivery of stock certificates, or in connection with notices, proxies or other such material.

     5.11. NO INTEREST TO BE PAID. No interest will be paid to or credited to the Payroll Deduction Accounts or Stock Accounts of the Participants.

     5.12 DESIGNATION OF BENEFICIARY. A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's accounts under the Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Such designation of beneficiary may be changed by Participant at any time by written notice. In the event of death of the Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash in Participant's accounts to the personal representative, executor or administrator of the estate of the Participant, or if no personal representative, executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash in the Participant's accounts to the spouse or to any one or more dependents or relatives of such Participant or if no spouse, dependent or relative is known by the Company, then to such other person as the Company may designate.

     5.13 CONDITIONS UPON ISSUANCE OF COMMON STOCK. Shares of Common Stock shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which shares may be listed and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising the Option to represent and warrant at the time of such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel of the Company, such representation is required by any of the afore-mentioned applicable provisions of law. The terms and conditions of Options granted under the Plan, and the repurchase of shares by, persons subject to section 16 of the Exchange Act shall comply with all applicable provisions of Rule 16b-3 under the Exchange Act. The Plan and each Option shall be deemed to contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 under the Exchange Act to qualify for the maximum exemption from section 16 of the Exchange Act with respect to Plan transactions.

     In  addition  to  the restrictions described in the first paragraph of this section 5.13, the shares of Common Stock received by any person upon exercise of Option may not be sold, assigned, transferred, pledged, or otherwise disposed of for a period of six months from the date of such exchange. The shares of the

Common Stock received upon the exercise of such Option may bear a legend to such effect and the Company may require the person receiving such shares to execute an agreement to such effect.

     5.14 TAX WITHHOLDING. At the time an Option is exercised, in whole or in part, or at the time some or all of Common Stock issued the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state or other tax withholding obligations, if any, that may arise upon exercise of the Option or the disposition of the shares of Common Stock. At any time, the Company may, but shall not be obligated to withhold from a Participant's Compensation the amount necessary for the Company to meet applicable withholding obligations, including, any withholding required to make available to the Company any tax deductions attributed to the sale or early disposition of Common Stock by the Participant.

                           VI.  ADMINISTRATION OF PLAN

     6.1. THE ADMINISTRATOR AND THE COMMITTEE. To carry out the purposes of the Plan, the Committee shall appoint an Administrator. The Administrator may be any company or individual that the Committee deems qualified, including the Company. The Administrator shall be responsible for the implementation of the Plan, including allocation of funds and stock to the Payroll Deduction Accounts and Stock Accounts and keeping adequate and accurate records for the Participants.

     The Committee shall be entitled to adopt and apply guidelines and procedures consistent with the purposes of the Plan. In order to effectuate the purposes of the Plan, the Committee shall have the discretionary authority to construe and interpret the Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Plan, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan, and all such actions or determinations made by the Committee, and the application of rules and regulations to a particular case or issue by the Committee, in good faith, shall not be subject to review by anyone, but shall be final, binding and conclusive on all persons ever interested hereunder.

     6.2. BROKER. The Administrator may, in its discretion, with the consent and approval of the Committee, appoint a Broker. The Broker may be any company or individual that the Committee deems qualified; provided, however, that the Broker shall be a licensed security dealer, broker, or agent authorized to make purchases and sales of Common Stock.

     6.3. REPORTING TO PARTICIPANTS. The Administrator will send to each Participant a statement at the end of each calendar quarter (or such other period as determined by the Committee in its sole discretion). Each such statement shall contain information concerning transactions in the Participant's Payroll Deduction Account and Stock Account during the relevant period and reflect the balance in the Participant's Payroll Deduction Account and Stock
Account  at  the  end  of  such  period.

     6.4 USE OF FUNDS. All payroll deductions received or held by the Company under the Plan in all Payroll Deduction Accounts may be used by the Company for any corporate purpose. The Company shall not be obligated to segregate such payroll deductions.

                  VII.  ADJUSTMENT UPON CHANGES IN COMMON STOCK

     7.1. CHANGES IN COMMON STOCK. If any change is made in the Common Stock (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, revise stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Administrator may make appropriate adjustments in (a) the number of shares and price per share of Common Stock subject to the Plan or to any Option granted under the Plan, (b) the number of shares of Common Stock that have been authorized under the Plan but not yet placed under Option, and (c) the maximum number of shares each Participant may purchase.

     7.2.     DISSOLUTION; MERGER; CAPITAL REORGANIZATION; ETC.  In the event of
(i) a dissolution or liquidation of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation, or a reverse merger in which the Company is the surviving corporation but the shares of Common Stock by virtue of the merger are converted into other property, whether in the form of securities, cash or otherwise; or (iii) any other capital reorganization in which more than 50 percent of the shares of Common Stock entitled to vote are exchanged, the Plan shall terminate, unless another corporation assumes the responsibility of continuing the operation of the Plan or the Committee determines in its discretion that the Plan shall nevertheless continue in full force and effect. If the Committee elects to terminate the Plan, the Administrator shall send to each Participant a stock certificate representing the number of whole shares to which the Participant is entitled. In addition, the Administrator shall send checks drawn on the Plan's account to each Participant in an amount equal to the funds held to the credit of such Participant's Payroll Deduction Account.

     7.3. COMPANY'S RIGHT TO RESTRUCTURE, ETC. The grant of any right to a Participant pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                      VIII.  AMENDMENT; TERMINATION OF PLAN

     8.1. AMENDMENT AND TERMINATION. The Company, acting through the Committee, reserves the right to amend or terminate the Plan at any time or times; provided, however, any amendment that would require the consent of stockholders under applicable law, rule or regulation (including, without limitation, the Code, the Exchange Act or any self regulatory organization such as a national securities exchange), will not be made unless such stockholders' consent is obtained.

     In addition, the Plan shall terminate automatically on the tenth anniversary of the Plan Start Date, or on any Option Exercise Date when Participants become entitled to purchase a number of shares greater than the number of reserved shares remaining available for purchase, subject to the allocation of remaining shares pursuant to the last sentence of Section 5.3. Upon termination of the Plan, all amounts held in the Payroll Deduction Accounts shall, to the extent not used to purchase shares of Common Stock, be refunded to the Participants entitled thereto.

                               IX.  MISCELLANEOUS

     9.1. EXPENSES OF PLAN. The Broker's brokerage commissions, if any, incurred in connection with transactions in Common Stock under the Plan, and the Administrator's administrative charges for maintaining Participants' accounts relating to purchases of securities and all other expenses of administering or maintaining the Plan will be paid by the Company. If the Company is acting as Administrator, no expenses will be charged to the Participants.

     9.2. INDEMNIFICATION. In the event and to the extent not insured against under any contract of insurance with an insurance company, the Company shall indemnify and hold harmless each "Indemnified Person," as defined below, against any and all claims, demands, suits, proceedings, losses, damages, interest, penalties, expenses (specifically including, but not limited to, counsel fees to the extent approved by the Board or otherwise provided by law, court costs and other reasonable expenses of litigation), and liability of every kind, including amounts paid in settlement, with the approval of the Board, arising from any action or cause of action related to the Indemnified Person's act or acts or failure to act. Such indemnity shall apply regardless of whether such claims, demands, suits, proceedings, losses, damages, interest, penalties, expenses and liability arise in whole or in part from (a) the negligence or other fault of the Indemnified Person, or (b) from the imposition on such Indemnified Person of any civil penalties or excise taxes pursuant to the Code or any other applicable laws; except when the same is judicially determined to be due to gross negligence, fraud, recklessness, or willful or intentional misconduct of such Indemnified Person. "Indemnified Person" shall mean each member of the Board, the Administrator, each member of the Committee and each other employee of any Employer who is allocated fiduciary responsibility hereunder.

     9.3. NO CONTRACT OF EMPLOYMENT INTENDED. The granting of any rights to an Eligible Employee under this Plan shall not constitute an agreement or understanding, express or implied, on the part of any Employer, to employ such Eligible Employee for any specified period.

     9.4 GOVERNING LAW. The construction, validity and operation o shall be governed by the laws of the State of Wisconsin.

     9.5. SEVERABILITY OF PROVISIONS. If any provision of this Plan is determined to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the remaining provisions of this Plan, but such invalid, illegal or unenforceable provisions shall be fully severable, and the Plan shall be construed and enforced as if such provision had never been inserted herein.

     9.6. NO LIABILITY. Neither the Company, its directors, officers or employees, the Committee, the Administrator nor any Related Corporation which is in existence or hereafter comes into existence, shall be liable to any Participant or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that the Plan does not qualify under Section 423 of the Code.